Exhibit 10.23

                                AMENDMENT NO. 16

                                       TO

                            AIRLINE LEASE NO. AC-865

         THIS AMENDMENT TO CONTRACT OF LEASE is made and entered into as of the 12th day of January, 2001, by and between MILWAUKEE COUNTY, a municipal corporation, organized and existing as one of the counties in Wisconsin (hereinafter referred to as "Lessor" or "County"), and MIDWEST EXPRESS AIRLINES, INC., a corporation organized and existing under the laws of the State of Wisconsin (hereinafter referred to as "Lessee" or "Airline").

                              W I T N E S S E T H:

         THAT, WHEREAS, the parties hereto have heretofore entered into an Airline Lease dated April 5, 1985, as amended, relating to space, occupancy and the use of the premises and facilities of General Mitchell International Airport
(GMIA) for the transportation of persons and cargo by air; and

         WHEREAS, Airline requests that Lessor assign portions of unassigned terminal building areas to Airline for Airline to construct additional Ticket Counter, Ticket Counter Office, Baggage Makeup, and Concourse Upper Level Office Finished space; and,

         WHEREAS, Airline requests that Lessor accept surrender of the commitment of approximately 886.1 square feet of Ticket Counter Office area which became unusable due to ticket building entrance renovation; and,

         WHEREAS, on September 30, 1999, (File No. 99-517), December 16, 1999 (Files No. 99-651 and 99-653), and March 16, 2000 (File No. 00-162) County's
Board of Supervisors approved amending Airline's Lease to add additional Ticket Counter, Ticket Counter Office, Baggage Makeup, and Concourse Upper Level Office Finished space, and delete unusable Ticket Counter Office area;

         NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants and agreements herein contained and other valuable considerations, it is mutually agreed between the parties hereto that the aforesaid agreement dated April 5, 1985, as amended, be and is hereby further amended in the following particulars, to wit:

1. Effective on January 1, 2000, paragraph S of Article IV shall be deleted in its entirety and a new paragraph S inserted therefore, reading as follows:

         "S LESSEE'S EXCLUSIVE USE SPACE WITHIN THE TERMINAL BUILDING ON JANUARY 1, 2000

         For purposes of calculation of Lessee's Terminal rents for those areas designated for Lessee's exclusive use in the Terminal Building, the following space definitions, relative cost factors, and resultant ERUs shall be utilized:

                                                       Relative
     Space Function                     Sq. Ft.       Cost Factor       ERUs
     --------------                     -------       -----------       ----
     Concourse Lower Level Office         -0-             .20            -0-
     Unfinished (Unheated)
     Concourse Lower Level Office       4,588.50          .70         3,211.95
     Unfinished (Heated)
     Concourse Lower Level Office      30,460.90          .85         25,891.77
     Finished (Heated & Air
     Conditioned)
     Concourse Upper Level Office         -0-             .95            -0-
     Unfinished
     Concourse Upper Level Office        833.00           .95          791.35
     Finished
     Ticket Counter                     1,257.20         1.10         1,382.92
     Ticket Counter Office              1,901.60          .95         1,806.52
     Gate Hold Rooms                   19,692.00         1.00         19,692.00
     Baggage Makeup Area                5,619.10          .75         4,214.33
     Baggage Service Office              405.00          1.00          405.00
     Hold Room Stairwell                1,796.44          .15          269.47
     Basement                             -0-             .25            -0-
     Mezzanine Office Areas               -0-             .90            -0-
     Operations Control Tower            401.00          1.08          433.08
                                       ---------                      ---------
     TOTALS                            66,954.74                      58,098.39


         The spaces outlined above are those occupied by Lessee on January 1, 2000, which adds 222 square feet of Ticket Counter



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

         space; a net of 109 square feet of Baggage Makeup Area; and deletes a net of 218.1 square feet of Ticket Counter Office space, as shown on Exhibit "P", page 1 of 15, Rev. 1/00 and Exhibit "P", page 15 of 15, Rev. 1/00, attached hereto and made a part hereof."

2. Effective on April 1, 2000, paragraph S of Article IV shall be deleted in its entirety and a new paragraph S inserted therefore, reading as follows:

         "S LESSEE'S EXCLUSIVE USE SPACE WITHIN THE TERMINAL BUILDING ON APRIL 1, 2000

                  For purposes of calculation of Lessee's Terminal rents for those areas designated for Lessee's exclusive use in the Terminal Building, the following space definitions, relative cost factors, and resultant ERUs shall be utilized:

                                                       Relative
     Space Function                     Sq. Ft.       Cost Factor       ERUs
     --------------                     -------       -----------       ----
     Concourse Lower Level Office         -0-             .20            -0-
     Unfinished (Unheated)
     Concourse Lower Level Office       4,588.50          .70         3,211.95
     Unfinished (Heated)
     Concourse Lower Level Office      30,460.90          .85         25,891.77
     Finished (Heated & Air
     Conditioned)
     Concourse Upper Level Office         -0-             .95            -0-
     Unfinished
     Concourse Upper Level Office       5,793.00          .95         5,503.35
     Finished
     Ticket Counter                     1,257.20         1.10         1,382.92
     Ticket Counter Office              1,901.60          .95         1,806.52
     Gate Hold Rooms                   19,692.00         1.00         19,692.00
     Baggage Makeup Area                5,619.10          .75         4,214.33
     Baggage Service Office              405.00          1.00          405.00

                                                       Relative
     Space Function                     Sq. Ft.       Cost Factor       ERUs
     --------------                     -------       -----------       ----

     Hold Room Stairwell                1,796.44          .15          269.47
     Basement                             -0-             .25            -0-
     Mezzanine Office Areas               -0-             .90            -0-
     Operations Control Tower            401.00          1.08          433.08
                                       ---------                      ---------
     TOTALS                            71,914.74                      62,810.39

         The spaces outlined above are those occupied by Lessee on April 1, 2000, which adds 4,960 square feet of Concourse Upper level Office Finished space, as shown on Exhibit "P", page 11 of 15, Rev. 4/00, attached hereto and made a part hereof."

3. Except as specifically provided herein, the terms and conditions of the Lease heretofore entered into between the parties dated April 5, 1985, as amended, shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed by their respective proper officers and their corporate seals hereto affixed on the dates hereinafter set forth.

                                     COUNTY

         Dated at Milwaukee, Wisconsin, this 12th day of January, 2001.

APPROVED:                                      MILWAUKEE COUNTY
                                               a municipal corporation


                                               By:
---------------------------------------           -----------------------------
Airport Director            Date                  Name:


                                               By:
---------------------------------------           -----------------------------
Corporation Counsel         Date                  Name:



                                     AIRLINE

         Dated at Milwaukee, Wisconsin, this ____ day of _____________, 200_.

                                               MIDWEST EXPRESS AIRLINES, INC.
                                               a Wisconsin corporation


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                               Date:
                                                    ----------------------------

                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                               Date:
                                                    ----------------------------

STATE OF WISCONSIN          )
                            )  SS
MILWAUKEE COUNTY            )


Personally came before me this ____ day of _____________________, 200_, the above named David A. Novak, Director of Public Works for Milwaukee County, to me known to be the person who executed the foregoing instrument on behalf of Milwaukee County, and acknowledged the same to be the free act and deed of said County, made by its authority.


                                           -------------------------------------
                                           Notary Public, Milwaukee Co., Wis.
                                           My commission expires _____________



STATE OF WISCONSIN          )
                            )  SS
MILWAUKEE COUNTY            )


Personally came before me this ____ day of _____________________, 200_, the above named Mark Ryan, County Clerk, of Milwaukee County, to me known to be the person who executed the foregoing instrument on behalf of Milwaukee County, and acknowledged the same to be the free act and deed of said County, made by its authority.


                                             ---------------------------------
                                             Notary Public, Milwaukee Co., Wis.
                                             My commission expires _____________

STATE OF WISCONSIN         )
                           )  SS
MILWAUKEE COUNTY           )


Personally came before me this ____ day of _____________________, 200_,

 ---------------------------------------, ------------------------------------,
                  (Name)                                               (Title)

and ______________________________________, __________________________________,
                  (Name)                                               (Title)

of MIDWEST EXPRESS AIRLINES, INC., Lessee above, to me known to be the persons who executed the foregoing instrument and to me known to be such officers of said corporation, and acknowledged that they executed the foregoing instrument as such officers as the deed of said corporation, by its authority.


                                             ---------------------------------
                                             Notary Public, Milwaukee Co., Wis.
                                             My commission expires _____________




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